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                                                                     EXHIBIT 4.1

[LOGO]

NUMBER
SHARES
LVI

LogicVision, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 54140W 10 7

This Certifies that

is the record holder of


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF LogicVision, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ John H. Barnet
VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER

/s/ Vinod K. Agarwal
PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR
BY: ________________________________
     AUTHORIZED SIGNATURE
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The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -- as tenants in common             UNIF GIFT MIN ACT -- __________ Custodian __________
TEN ENT  -- as tenants by the entireties                            (Cust)             (Minor)
JT TEN   -- as joint tenants with right of                          under Uniform Gifts to Minors
            survivorship and not as tenants                         Act ______________________
            in common                                                       (State)
                                             UNIF TRF MIN ACT --   _____ Custodian (until age ___)
                                                                   (Cust)
                                                                   _______ under Uniform Transfers
                                                                   (Minor)
                                                                   to Minors Act _______________
                                                                                    (State)

         Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________ Shares

of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

DATED  __________________

                             X _______________________________________________

                             X _______________________________________________

                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
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By _________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.